                             EMPLOYMENT AGREEMENT



         Employment Agreement dated as of January 3, 1997 between BATTERY NETWORK, INC., an Illinois corporation (the "Company") and James Sapp ("Employee"), an individual residing at 2733 Laguna Shores Lane, Las Vegas, Nevada 89121.

                                  WITNESSETH:

         WHEREAS, the Company desires to employ, and Employee wishes to be employed as Vice President of the Company on the terms and conditions hereinafter contained;

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Employment. The Company hereby employs Employee as Vice President of the Company for the Term as defined in paragraph 2 to perform the duties described in Section 3 hereof.

         2. Term. Unless terminated earlier pursuant to the provisions of
Section 7 hereof, the employment of Employee by the Company shall begin on the date hereof (hereinafter the "Effective Date") and continue through the third anniversary date of the Effective Date. The period from the Effective Date until the date of termination of employment pursuant to this Agreement is herein referred to as the "Term of Employment".

         3.  Duties.

                  (a) Employee shall devote substantially all his time to the affairs and business of the Company for which he will serve as Vice President and perform the duties designated by the Board of Directors of the Company. Employee shall use his best efforts to promote the interests and welfare of the Company.

                  (b) Employee agrees that following the Term of Employment and as long as the option referred to in Section 7 is outstanding and subject to his availability, he will provide such consulting services as the Company may request to the Company as to the operations of the Company. Such services shall be rendered for no additional compensation from his residence and shall not require Employee to expend more than 15 hours in any twelve-month period.

         4. Salary. As his compensation hereunder, Employee shall be paid by the Company a base salary of $100,000 per annum during each year of the Term, payable in equal biweekly installments.

         5. Expenses. Employee will be authorized to incur reasonable and necessary expenses in connection with the discharge of Employee's duties and in promoting the business of the Company. The Company will, according to its practices, reimburse Employee for all such expenses upon presentation of a properly itemized account of such expenditures, setting forth the business reasons for such expenditures.

         6. Other Benefits; Vacation.

                  6.1 Employee shall be entitled to receive from the Company such medical, hospital and disability benefits consistent with those customarily made available to employees of Batteries Batteries, Inc. ("BBI"), which owns the outstanding capital stock of the Company or its subsidiaries, with similar responsibilities, except that the medical benefits shall at least be in the form and coverage as made available to Employee by the Company during the twelve-month period ended with the Effective Date.

                  6.2 Employee shall be entitled to four weeks vacation per year.

         7. Options. There are granted on this date options to Employees under the Stock Option Plan of Batteries Batteries, Inc., which owns the outstanding capital stock of the Company ("BBI") to purchase 16,135 shares of the Common Stock of its Company at a price of $4.50 per share which option is in the form of Exhibit A hereto.

         8. Termination By the Company Due to Death, Disability or Cause.

                  8.1 In the event of Employee's death during the Term, this Agreement shall terminate automatically as of the date of death, except with respect to any accrued but unsatisfied obligations to the date of death. In the event of Employee's disability (as hereinafter defined) for ninety (90) consecutive calendar days or one-hundred and twenty (120) calendar days in the aggregate during any twelve (12) months of the Term, the Company shall have right, by written notice to Employee, to terminate this Agreement as of the date of such notice, except with respect to any accrued but unsatisfied obligation to the date of such termination. "Disability" for the purposes of this Agreement shall mean Employee's physical or mental disability so as to render Employee incapable of carrying out Employee's essential duties under this Agreement, except with respect to any accrued but unsatisfied obligation to the date of death.

                  8.2 The Company shall have the right to discharge Employee and terminate this Agreement for Cause (as hereinafter defined) by written notice to Employee and this Agreement shall be deemed terminated as of the date of such notice. For the purpose of this agreement, "Cause" shall mean (a) conviction of a felony, (b) gross neglect or gross misconduct (including conflict of interest) in the carrying out of Employee's duties, (c) repeated or substantial failure, refusal or neglect to perform Employee's duties in accordance with paragraph 3 hereof, (d) the engaging by Employee in a material act or acts of dishonesty affecting the Company, BBI or its subsidiaries, or
(e) drunkenness or the illegal use of drugs by Employee materially and repeatedly interfering with performance of Employee's obligations under this Agreement. In the event of a termination by the Company pursuant to this paragraph 8.2, the Company shall not be under any further obligation to Employee hereunder except to pay Employee, subject to the rights and remedies of the Company in the circumstances, (i) salary and benefits accrued and payable up to the date of such termination, and (ii) reimbursement for expenses accrued and payable under paragraph 5 hereof through the date of termination.

         9.       Non-Competition.

                  9.1 Subject to the Company not then being in default of its obligations under this Agreement, Employee, for a period ending the later of
(i) two years from the date hereof or (ii) two years following the last day of his employment as an employee by the Company (the "Non-competition Period"), shall not perform services or otherwise act in any capacity (including without limitation as an employee, independent contractor, officer, director or consultant) for, or otherwise be engaged by or have any financial interest in or affiliation with, any individual corporation, partnership or any other entity involved in or connected with the business in which the Company (for purposes of Sections 9, 10 and 11, "Company" shall also include BBI and the subsidiaries of BBI) is engaged other than for or on behalf of the Company; provided, however, that nothing contained in this Section 9.1 shall prevent Employee from purchasing as an investment securities of any corporation whose securities are regularly traded on any national securities exchange or in the over-the-counter market which securities along with securities held at or after the purchase by other members of his family, including parents and siblings and members of their families , amount to less than 5% of the outstanding capital stock of the corporation.

                  9.2 During the Non-competition Period and subject to the Company's not being in default of this Agreement, Employee shall not solicit or induce any employee of the Company to leave the employ of the Company.

                  9.3 Employee agrees that during and after the Term any confidential information concerning the Company or its business which comes to Employee in the course of Employee's employment and which is not (independent of disclosure by Employee) public knowledge or general knowledge in the trade, shall remain confidential and, except as required by legal process, may not be used or made available for any purpose.

         10.      Remedies.

                  10.1 Nothing herein contained is intended to waive or diminish any rights the Company may have at law or in equity at any time to protect and defend its legitimate property interests including its business relationship with third parties, the foregoing provisions being intended to be in addition to and not in derogation or limitation of any other rights the Company may have at law or in equity.

                  10.2 A breach by Employee of the provisions of Section 9.1,
9.2 or 9.3 of this Agreement may cause the Company irreparable injury and damage. Employee therefore agrees that damages may be an inadequate remedy and the Company shall be entitled to injunctive and/or other equitable relief to prevent any breach of such Section of this Agreement and to secure its enforcement, without being required to provide any security or post any bond.

         11. Employee for Hire. The Company shall own forever and throughout the world (exclusively during the current and renewed or extended term of patent anywhere in the world and thereafter, non-exclusively) all rights of any kind or nature now or hereafter known in and to all of the product of Employee's services hereunder in any capacity and any and all parts thereof, including, without limitation, patent, copyright and all other property or proprietary rights in or to any ideas, concepts, designs, drawings, plans, prototypes or any other similar creative works and to the product of any or all of such services, Employee acknowledging and agreeing that for the foregoing purposes, Employee is performing his services as the Company's employee-for-hire. Without limiting the generality of the previous sentence, Employee acknowledges and agrees that all memoranda, notes, records and other documents made or compiled by Employee or made available to Employee during the Term concerning the business of the Company, shall be the property of the Company, and shall be delivered by Employee to the Company, upon termination of this Agreement or at any other time at the Company's request.

         12. Notices. Any notices pertaining to this Agreement if to the Company shall be addressed to Batteries Network, Inc. c/o Batteries Batteries, Inc., 200 Madison Avenue, New York, New York 10022, with a copy of any notice to the Company to be sent to Leo Silverstein, Esq., Brock, Fensterstock, Silverstein, McAuliffe & Wade, LLC, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 and if to Employee shall be addressed to him at his address stated in the opening of paragraph of this Agreement, with a copy of any notice to Employee to be sent to Berger, Newmark & Fenchel PC, 222 North LaSalle Street, Suite 1900, Chicago, Illinois 60601-1196, attention: Michael
R. Wolfe, Esq.. All notices shall be in writing and shall be deemed duly given if personally delivered or sent by registered or certified mail, overnight or express mail or by telefax. If sent by registered or certified mail, notice shall be deemed to have been received and effective three days after mailing; if by overnight or express mail or by telefax, notice shall be deemed received the next business day after being sent. Any party may change its address for notice hereunder by giving notice of such change in the manner provided herein.

         13. Entire Agreement. This Agreement contains the entire agreement of the parties respecting the subject matter contained herein. No modification of any provision hereof shall be effective except by a written agreement signed by the parties hereto.

         14. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entirely made and performed therein.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors, heirs and assigns (where permitted).

                  (c) The waiver by one party hereto of any breach by the other (the "Breaching Party") of any provision of this Agreement shall not operate or be construed as a waiver of any other (prior or subsequent) breach by the Breaching Party, and waiver of a breach of a provision in one instance shall not be deemed a waiver of a breach of such provision in any other circumstance.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the year and date first above written.

                                          BATTERY NETWORK, INC.

                                          By:   /s/    John Teeger
                                             --------------------------------
                                             John Teeger


                                          EMPLOYEE:
                                               /s/      James Sapp
                                          -----------------------------------
                                          James Sapp